UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7740

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  JULY 31
Date of reporting period: JANUARY 31, 2004

ITEM 1.  REPORT TO STOCKHOLDERS.

         The SEMI-ANNUAL Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

LETTER FROM THE CHAIRMAN

[PHOTO]
R. JAY GERKEN, CFA
Chairman


DEAR SHAREHOLDER,

During the six months ended January 31, 2004, the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., returned 11.57% based on its New York Stock Exchange ("NYSE") market price, and 11.56% based on its net asset value ("NAV")(i) per share. During the period, the fund continued to generate a high level of income and total return from its holdings in emerging markets debt and mortgage-backed securities. Over the period, the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")(ii) returned 12.55%, and the Citigroup Mortgage Securities Index(iii) returned 3.97% over the same period.

During this six-month period, the fund distributed dividends to shareholders totaling $0.44 per share. The performance table shows the fund's 30-day SEC and annualized distribution yields as well as its six-month total return based on its NAV and market price as of January 31, 2004. Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

                                FUND PERFORMANCE
                             AS OF JANUARY 31, 2004

                                                      30-DAY         ANNUALIZED        SIX MONTH
PRICE PER SHARE                                      SEC YIELD   DISTRIBUTION YIELD   TOTAL RETURN
---------------                                      ---------   ------------------   ------------
$10.91 (NAV)                                           8.80%           8.03%             11.56%

$11.16 (NYSE)                                          8.59%           7.85%             11.57%

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. Annualized distribution yield is the fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The 30-day SEC yield is the average annualized net investment income per share for the 30-day period. The annualized distribution yield assumes a current monthly income per share for the 30-day period. The annualized distribution yield assumes a current monthly income dividend rate of $0.073 for 12 months. This rate is as of January 31, 2004 and is subject to change.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

MARKET OVERVIEW

The U.S. economy continued to grow at a robust rate over the six months ending January 31, 2004.(iv) Stronger-than-expected third-quarter economic data exacerbated concerns among bond investors that inflation might pick up and interest rates might rise sooner than previously anticipated. This worried investors because when interest rates rise, bond prices generally fall. However, many of these concerns were tempered somewhat by tepid employment results and comments from the Fed, which recently announced that it "believes that it can be patient in removing its policy accommodation."(v) In contrast to early last summer when the bond market sold off, U.S. Treasury bonds, mortgage-backed securities and municipal bonds collectively finished on more solid footing over the six-month period.(vi)

Despite some volatility in U.S. Treasuries, both collateralized and non-collateralized emerging markets debt generated strong returns over the six months ended January 31, 2004, driven by a combination of fundamental and technical factors. In general, emerging economies experienced improving economic growth over the six-month period, supported by the generally low interest rate environment in the global economy and strength in commodity prices, which is a key driver of emerging market economies. In addition, election cycles in several key emerging countries produced more "free market-oriented" leadership, most notably in Ecuador and Brazil. The sovereign debt markets of both these countries were the top two performers over the period, as measured by the EMBI+. The sovereign debt markets also experienced strong technicals through the period. Volatility was low, and as investor interest in emerging markets broadened, inflows into the markets rose.

INFORMATION ABOUT YOUR FUND

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol "SBG" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under symbol XSBGX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly allocation press release that can be found on most major financial web sites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price and other information.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Thank you for your investment in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

/s/ R. JAY GERKEN
R. Jay Gerken, CFA

Chairman

February 18, 2004

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2004, and are subject to change. Please refer to pages 4 through 8 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISKS: An investment in the fund is subject to investment risks, including the possible loss of the entire principal amount that you invest. Your shares at any point may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions. The fund may invest in foreign securities that are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund may also invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.


(i) NAV is a price that reflects the value of the fund's underlying portfolio plus other assets, less the fund's liabilities. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's common shares, which may be more or less than the fund's NAV.

(ii) The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S.
    dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.

(iii) The Citigroup Mortgage Securities Index is the mortgage component of the Citigroup Broad Investment-Grade Bond
    Index. It includes 30- and 15-year GNMA, Fannie Mae and
    Freddie Mac pass-throughs, and Fannie Mae and Freddie Mac balloon mortgages. Please note that an investor cannot invest directly in an index.

(iv) Source: Based upon gross domestic product data from the Bureau of Economic Analysis (January 30, 2004). Gross domestic product is a market value of goods and services produced by labor and property in a given country.

(v) Source: Federal Reserve (January 28, 2004).

(vi) Source: Lipper, Inc.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

SCHEDULE OF INVESTMENTS (unaudited)

January 31, 2004

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 39.7%

ARGENTINA -- 2.6%
$ 34,600,000         Republic of Argentina, Discount Bond, Series L-GL, 2.0625%
                       due 3/31/23 (a)(b)(c).....................................  $ 17,775,750
                                                                                   ------------

BRAZIL -- 14.1%
                     Federal Republic of Brazil:
   4,617,788           C Bond, 8.000% due 4/15/14 (b)............................     4,531,204
   2,565,000           DCB, Series L, 2.0625% due 4/15/12 (a)(b).................     2,282,850
  63,150,000           Discount Bond, Series Z-L, 2.000% due 4/15/24 (a)(b)......    53,993,250
  39,650,000           Par Bond, Series Z-L, 6.000% due 4/15/24 (a)(b)...........    34,495,500
                                                                                   ------------
                                                                                     95,302,804
                                                                                   ------------

BULGARIA -- 5.7%
  39,050,000         Republic of Bulgaria, Discount Bond, Series A, 2.000% due
                       7/28/24 (a)(b)............................................    38,659,500
                                                                                   ------------

COLOMBIA -- 1.1%
   6,500,000         Republic of Colombia, 10.000% due 1/23/12 (b)...............     7,198,750
                                                                                   ------------

ECUADOR -- 1.1%
                     Republic of Ecuador:
   3,775,000           12.000% due 11/15/12 (b)..................................     3,751,406
   4,125,000           7.000% due 8/15/30 (a)(b).................................     3,542,344
                                                                                   ------------
                                                                                      7,293,750
                                                                                   ------------

MALAYSIA -- 0.2%
   1,400,000         Malaysia, 7.500% due 7/15/11 (b)............................     1,652,869
                                                                                   ------------

MEXICO -- 1.4%
                     United Mexican States:
   6,000,000           8.375% due 1/14/11........................................     7,110,000
   2,100,000           8.300% due 8/15/31........................................     2,375,100
                                                                                   ------------
                                                                                      9,485,100
                                                                                   ------------

PANAMA -- 1.0%
   6,200,000         Republic of Panama, 9.375% due 1/16/23 (b)..................     6,680,500
                                                                                   ------------

PERU -- 0.8%
   6,298,000         Republic of Peru, PDI, 5.000% due 3/7/17 (a)(b).............     5,762,670
                                                                                   ------------

PHILIPPINES -- 4.1%
  28,500,000         Republic of the Philippines, Series B, 6.500% due
                       12/1/17 (a)(b)............................................    27,431,250
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

January 31, 2004

    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------

POLAND -- 4.7%
                     Republic of Poland:
$ 16,380,000           Par Bond, 4.000% due 10/27/24 (a)(b)......................  $ 14,209,650
  19,000,000           Series RSTA, 4.750% due 10/27/24 (a)(b)...................    17,622,500
                                                                                   ------------
                                                                                     31,832,150
                                                                                   ------------

RUSSIA -- 1.6%
  10,800,000         Russia, 5.000% due 3/31/30 (a)(b)...........................    10,536,750
                                                                                   ------------

TURKEY -- 1.3%
                     Republic of Turkey:
   4,950,000           11.500% due 1/23/12 (b)...................................     6,224,625
   1,750,000           11.875% due 1/15/30 (b)...................................     2,458,750
                                                                                   ------------
                                                                                      8,683,375
                                                                                   ------------

                     TOTAL SOVEREIGN BONDS (Cost -- $227,935,159)................   268,295,218
                                                                                   ------------
MORTGAGE-BACKED SECURITIES -- 49.3%
                     Federal Home Loan Mortgage Corporation (FHLMC):
  24,000,000           Gold 6.000%, 30 Year (d)(e)...............................    24,900,000
                       Gold 7.000%:
     290,399             20 Year due 10/1/17.....................................       308,482
                         30 Year:
      42,178               Due 11/1/28...........................................        44,731
      53,692               Due 7/1/29............................................        56,922
     108,661               Due 12/1/30...........................................       115,136
     878,853               Due 10/1/31...........................................       931,155
     361,047               Due 11/1/31...........................................       382,534
     121,360               Due 3/1/32............................................       128,577
     126,594               Due 6/1/32............................................       134,123
      31,862               Due 7/1/32............................................        33,757
     405,086               Due 11/1/32...........................................       429,179
  13,474,909           Series 2572, Class LI, 5.500% due 5/15/22 (PAC-1 I/O).....       953,702
                       Series 2591:
  13,161,818             Class LI, 5.500% due 4/15/21 (PAC-1 I/O)................     1,008,356
  25,000,000             Class PI, 5.500% due 2/15/30 (PAC-1 I/O)................     3,441,680
  19,024,800           Series 2594, Class IO, 5.000% due 3/15/14 (PAC I/O).......     2,001,169
  11,718,818           Series 2595, Class WT, 5.500% due 9/15/22 (PAC I/O).......     1,466,338
  19,154,895           Series 2603, Class LI, 5.500% due 9/15/28 (PAC-1 I/O).....     2,875,073

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

January 31, 2004


    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
                       Series 2617:
$  9,930,915             Class IB, 4.500% due 8/15/12 (PAC I/O)..................  $  1,236,709
   5,497,906             Class IE, 4.500% due 5/15/15 (PAC I/O)..................     1,214,226
  11,875,999             Class TI, 4.500% due 6/15/09 (PAC I/O)..................       701,353
  29,473,700           Series 2644, Class IB, 5.000% due 10/15/15 (PAC-1 I/O)....     2,434,952
  13,227,272           Series 2664, Class UA, 5.500% due 7/15/17 (PAC I/O).......     1,173,760
  24,072,908           Series 2686, Class WI, 5.500% due 10/15/16 (PAC-1 I/O)....     1,847,627
   8,186,727           Series 2687, Class IA, 5.500% due 9/15/22 (PAC I/O).......       854,914
                     Federal National Mortgage Association (FNMA):
 110,000,000           5.000%, 30 Year (d)(e)....................................   109,312,500
  43,000,000           6.000%, 30 Year (d)(e)....................................    44,583,125
 100,000,000           7.000%, 30 Year (d)(e)....................................   106,093,800
  17,000,000           8.000%, 30 Year (d)(e)....................................    18,360,000
   8,130,814           Series 2003-54, Class TI, 4.500% due 5/25/09 (I/O)........       462,443
  19,918,182           Series 2003-90, Class UC, 5.500% due 8/25/22 (I/O)........     2,106,696
  33,492,375           Series 2003-122, Class IB, 5.000% due 5/25/16 (I/O).......     3,840,045
                                                                                   ------------

                     TOTAL MORTGAGED-BACKED SECURITIES (Cost -- $324,058,512)....   333,433,064
                                                                                   ------------
ZERO COUPON MUNICIPAL BONDS (B) -- 4.9%
  11,200,000         Austin, Texas Utility System Revenue, Series A,
                       MBIA-Insured, due 11/15/08................................     9,856,336
                     Edinburg, TX Consolidated Independent School District:
   1,845,000           Due 2/15/08...............................................     1,663,747
   2,705,000           Due 2/15/09...............................................     2,336,850
   5,470,000         Harris County, TX, due 8/15/08..............................     4,857,032
  10,535,000         Texas State Public Finance Authority, Building Revenue, due
                       2/1/08....................................................     9,518,899
                     Westmoreland County, PA, Series G:
   2,665,000           Due 6/1/08................................................     2,384,935
   2,515,000           Due 12/1/08...............................................     2,211,817
                                                                                   ------------

                     TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $28,912,425).....    32,829,616
                                                                                   ------------
   RIGHTS
------------
RIGHTS (f) -- 0.2%
 215,766,000         Mexican Rights..............................................     1,513,211
     390,650         Venezuela Rights............................................             0
                                                                                   ------------

                     TOTAL RIGHTS (Cost -- $0)...................................     1,513,211
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

January 31, 2004


    FACE
   AMOUNT                                      SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (b) -- 1.8%
$  3,000,000         Aquinas Funding LLC., yield 1.040% due 2/2/04...............  $  2,999,913
   9,000,000         Gallein Capital Corp., yield 1.040% due 2/2/04..............     8,999,740
                                                                                   ------------

                     TOTAL COMMERCIAL PAPER (Cost -- $11,999,653)................    11,999,653
                                                                                   ------------
REPURCHASE AGREEMENTS (B) -- 4.1%
   9,378,000         Deutsche Bank Securities Inc. dated 1/30/04, 0.990% due
                       2/2/04; Proceeds at
                       maturity -- $9,378,774; (Fully collateralized by U.S.
                       Treasury Notes,
                       5.750% to 6.500% due 5/15/04 to 8/15/10; Market
                       value -- $9,600,161)......................................     9,378,000
   8,776,000         Merrill Lynch & Co., Inc. dated 1/30/04, 0.960% due 2/2/04;
                       Proceeds at
                       maturity -- $8,776,702; (Fully collateralized by U.S.
                       Treasury Bills,
                       due 2/26/04 to 7/29/04; Market value -- $8,951,557).......     8,776,000
   9,378,000         Morgan Stanley dated 1/30/04, 0.960% due 2/2/04; Proceeds at maturity -- $9,378,750; (Fully collateralized by U.S.
                       Treasury Bills, Notes and Bonds,
                       0.000% to 12.750% due 5/15/04 to 2/15/20; Market
                       value -- $9,566,325)......................................     9,378,000
                                                                                   ------------

                     TOTAL REPURCHASE AGREEMENTS (Cost -- $27,532,000)...........    27,532,000
                                                                                   ------------

                     TOTAL INVESTMENTS -- 100.0% (Cost -- $620,437,749*).........  $675,602,762
                                                                                   ============

--------------------------------------------------------------------------------

(a) Rate shown reflects rate in effect at January 31, 2004, on variable rate instrument or instrument with step coupon rates.

(b) Securities with an aggregated market value of $331,171,387, are segregated and/or held as collateral for to-be-announced ("TBA") securities.

(c) Security is currently in default.

(d) Security acquired under mortgage dollar roll agreement (See Note 4).

(e) Security is issued on a TBA basis (See Note 5).

(f) Non-income producing security.

 *  Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:

   DCB -- Debt Conversion Bond

   PAC I/O -- Planned Amortization Class -- Interest Only

   PDI -- Past Due Interest

   RSTA -- Revolving Short-Term Agreement

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

LOANED SECURITIES COLLATERAL (unaudited)

January 31, 2004

   FACE
  AMOUNT                                     SECURITY                              VALUE
-------------------------------------------------------------------------------------------
$6,453,195         State Street Navigator Securities Lending Trust Prime
                     Portfolio (Cost -- $6,453,195)............................  $6,453,195
                                                                                 ==========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

January 31, 2004

ASSETS:
  Investments, at value (Cost -- $620,437,749)..............  $675,602,762
  Loaned securities collateral, at value
    (Cost -- $6,453,195) (Note 6)...........................     6,453,195
  Cash......................................................         1,680
  Receivable for securities sold............................    15,546,055
  Interest receivable.......................................     4,395,830
                                                              ------------
  TOTAL ASSETS..............................................   701,999,522
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   318,201,568
  Payable for loaned securities collateral (Note 6).........     6,453,195
  Investment advisory fee payable...........................       193,571
  Administration fee payable................................        45,621
  Accrued expenses..........................................       447,373
                                                              ------------
  TOTAL LIABILITIES.........................................   325,341,328
                                                              ------------
TOTAL NET ASSETS............................................  $376,658,194
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Capital paid in excess of par value.......................   318,104,655
  Undistributed net investment income.......................     4,329,195
  Accumulated net realized loss from investment
    transactions............................................      (975,180)
  Net unrealized appreciation of investments................    55,165,013
                                                              ------------
TOTAL NET ASSETS............................................  $376,658,194
                                                              ============
NET ASSET VALUE, PER SHARE ($376,658,194 / 34,510,639
  shares)...................................................        $10.91
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended January 31, 2004

INCOME:
  Interest..................................................  $13,778,792
                                                              -----------
EXPENSES:
  Investment advisory fee (Note 2)..........................    1,103,548
  Administration fee (Note 2)...............................      261,327
  Custody...................................................       62,859
  Shareholder communications................................       49,871
  Audit and tax services....................................       31,106
  Directors' fees...........................................       30,010
  Transfer agency services..................................       21,296
  Legal fees................................................       17,878
  Listing fees..............................................       17,633
  Insurance fees............................................        2,994
  Other.....................................................        5,649
                                                              -----------
  TOTAL EXPENSES............................................    1,604,171
                                                              -----------
NET INVESTMENT INCOME.......................................   12,174,621
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Net Realized Gain From Investment Transactions (excluding
    short-term investments):
    Proceeds from sales.....................................   22,458,935
    Cost of securities sold.................................   16,718,419
                                                              -----------
  NET REALIZED GAIN.........................................    5,740,516
                                                              -----------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period.....................................   33,057,892
    End of period...........................................   55,165,013
                                                              -----------
  INCREASE IN NET UNREALIZED APPRECIATION...................   22,107,121
                                                              -----------
NET GAIN ON INVESTMENTS.....................................   27,847,637
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $40,022,258
                                                              ===========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended January 31, 2004 (unaudited) and the Year Ended July 31, 2003

                                                                   2004           2003
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $ 12,174,621   $ 24,765,255
  Net realized gain.........................................      5,740,516      9,356,043
  Increase in net unrealized appreciation...................     22,107,121     35,038,378
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     40,022,258     69,159,676
                                                               ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (15,115,660)   (30,231,323)
                                                               ------------   ------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (15,115,660)   (30,231,323)
                                                               ------------   ------------
INCREASE IN NET ASSETS......................................     24,906,598     38,928,353

NET ASSETS:
  Beginning of period.......................................    351,751,596    312,823,243
                                                               ------------   ------------
  END OF PERIOD*............................................   $376,658,194   $351,751,596
                                                               ============   ============
* Includes undistributed net investment income of:..........     $4,329,195     $7,270,234
                                                               ============   ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. ("Fund") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on August 27, 1993. The investment objective of the Fund is to manage a portfolio of fixed-income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund's investment objective will be achieved.

The Fund will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund's investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. At January 31, 2004, a significant portion of the Fund's investments was in sovereign debt of emerging market countries. In addition, the Fund's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Fund's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Fund values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to
comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income and gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly. Net realized gains, if any, in excess of loss carryforwards are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Fund currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Fund's net investment income per year.

(e) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

NOTE 2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), pursuant to which the Adviser acts as the Fund's investment adviser and is responsible for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Fund's average weekly net assets. Pursuant to an Administration Agreement and a Sub-Administration Agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Investments LLC as Sub-administrator ("Sub-administrator"). Under these agreements, the Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator 80% of such fees collected for its services.

Certain officers and/or Directors of the Fund are also officers and/or Directors of Citigroup.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the six months ended January 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term investments) were as follows:

Purchases...................................................   $34,561,509
                                                               ===========
Sales.......................................................   $22,458,935
                                                               ===========

At January 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................   $64,390,194
Gross unrealized depreciation...............................    (9,225,181)
                                                               -----------
Net unrealized appreciation.................................   $55,165,013
                                                               ===========

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

NOTE 4. MORTGAGE DOLLAR ROLL TRANSACTIONS

The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

The average monthly balance of dollar rolls outstanding during the six months ended January 31, 2004 was $328,936,485. At January 31, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $302,655,513. Counterparties with dollar rolls outstanding in excess of 10% of net assets at January 31, 2004 included J.P. Morgan Chase & Co. ($177,873,833), Lehman Brothers Inc. ($45,185,716) and First Union National Bank ($53,013,194).

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Fund trades securities on a to-be-announced ("TBA") basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2004, the Fund held TBA securities with a total cost of $294,356,093.

NOTE 6. LENDING OF PORTFOLIO SECURITIES

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At January 31, 2004, the Fund loaned securities having a market value of $5,468,445. The Fund received cash collateral amounting to $6,453,195 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

NOTE 7. EVENTS SUBSEQUENT TO JANUARY 31, 2004

Subsequent to January 31, 2004, the Board of Directors of the Fund declared dividends of $0.073 per common share payable March 26, 2004, April 30, 2004 and May 28, 2004 to shareholders of record on March 16, 2004, April 20, 2004 and May 18, 2004, respectively.

NOTE 8. ADDITIONAL INFORMATION

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment. CAM also plans an independent review to verify that the transfer agency fees

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

The Fund's transfer agent is American Stock Transfer & Trust Company, which is not affiliated with CAM or PFPC Inc.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, UNLESS OTHERWISE NOTED:

                                                      2004(1)          2003         2002     2001     2000    1999(2)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................  $ 10.19           $9.06       $9.55    $9.75    $8.82    $10.51
                                                      -------         -------      ------   ------   ------   -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.............................     0.35            0.72        0.91     1.07     0.95      0.96
  Net realized and unrealized gain (loss)...........     0.81            1.29       (0.39)   (0.28)    0.92     (1.77)
                                                      -------         -------      ------   ------   ------   -------
Total Income (Loss) From Operations.................     1.16            2.01        0.52     0.79     1.87     (0.81)
                                                      -------         -------      ------   ------   ------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income.............................    (0.44)          (0.88)      (1.01)   (0.99)   (0.94)    (0.88)
                                                      -------         -------      ------   ------   ------   -------
NET ASSET VALUE, END OF PERIOD......................   $10.91          $10.19       $9.06    $9.55    $9.75    $ 8.82
                                                      =======         =======      ======   ======   ======   =======
MARKET PRICE, END OF PERIOD.........................  $ 11.16         $ 10.41      $10.18    $9.80    $9.00   $9.4375
                                                      =======         =======      ======   ======   ======   =======
TOTAL RETURN(3).....................................    11.57%++        11.10%      14.66%   20.64%    6.40%     7.08%
RATIOS TO AVERAGE NET ASSETS:
  Expenses..........................................     0.87%+          0.89%       0.85%    0.84%    0.86%     0.87%
  Net investment income.............................     6.62%+          7.17%       9.44%   10.96%   10.15%    10.34%
SUPPLEMENTAL DATA:
  Net assets, end of period (millions)..............     $377            $352        $313     $330     $336      $304
  Average net assets (millions).....................     $366            $345        $331     $337     $322      $321
  Portfolio turnover rate...........................        4%             24%         23%      15%       6%       37%
  Asset coverage to mortgage dollar rolls
    outstanding,
    end of period...................................      224%*           199%*       230%*    220%*    261%*     262%*
  Total mortgage dollar rolls outstanding,
    end of period (millions)........................     $303            $357        $240     $275     $208      $188

--------------------------------------------------------------------------------

(1)  For the six months ended January 31, 2004 (unaudited).
(2)  For the year ended July 30, 1999.
(3)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day
     and a sale at the current market price on the last day of
     each year reported. For purposes of this calculation,
     dividends are assumed to be reinvested at prices obtained
     under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 ++  Total return is not annualized, as it may be representative of the total return for the year.
 +   Annualized.
 *   Securities have been segregated to cover all outstanding
     mortgage dollar rolls.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders on November 20, 2003, for the purpose of voting on the election of William R. Hutchinson as a Class II Director of the Fund, to serve until the 2005 Annual Meeting of Stockholders, and the election of Carol L. Colman and Daniel P. Cronin as Class III Directors of the Fund, to serve until the 2006 Annual Meeting of Stockholders. The following table provides information concerning the matter voted upon at the
Meeting:

Election of Directors

                       VOTES FOR
NOMINEE                ----------   VOTES WITHHELD
-------                             --------------
Carol L. Colman        32,676,663      542,788
Daniel P. Cronin       32,677,434      542,018
William R. Hutchinson  32,672,934      546,518

At January 31, 2004, in addition to Ms. Colman and Messrs. Cronin and Hutchinson, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken
Riordan Roett
Jeswald W. Salacuse

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

              ---------------------------------------------------

This report is transmitted to the shareholders of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by telephoning the Fund (toll-free) at 1-800-446-1013 and by visiting the SEC's web site at www.sec.gov.

DIRECTORS                              SALOMON BROTHERS
                                       2008 WORLDWIDE DOLLAR
CAROL L. COLMAN                        GOVERNMENT TERM TRUST INC.

DANIEL P. CRONIN                             125 Broad Street
                                             10th Floor, MF-2
LESLIE H. GELB                               New York, New York 10004

R. JAY GERKEN, CFA                     INVESTMENT ADVISER AND ADMINISTRATOR

WILLIAM R. HUTCHINSON                        Salomon Brothers Asset
                                               Management Inc
RIORDAN ROETT                                399 Park Avenue
                                             New York, New York 10022
JESWALD W. SALACUSE
                                       SUB-ADMINISTRATOR

OFFICERS                                     Prudential Investments LLC
                                             One Seaport Plaza
R. JAY GERKEN, CFA                           New York, New York 10292

      Chairman                         CUSTODIAN

PETER J. WILBY, CFA                          State Street Bank and Trust Company
                                             225 Franklin Street
      President                              Boston, Massachusetts 02110

ANDREW B. SHOUP                        TRANSFER AGENT

      Senior Vice President,                 American Stock Transfer &
                                               Trust Company
      Chief Administrative Officer           59 Maiden Lane
                                             New York, New York 10038
      and Treasurer
                                       INDEPENDENT AUDITORS
JAMES E. CRAIGE, CFA
                                             PricewaterhouseCoopers LLP
      Executive Vice President               1177 Avenue of the Americas
                                             New York, New York 10036
THOMAS K. FLANAGAN, CFA
                                       LEGAL COUNSEL
      Executive Vice President
                                             Simpson Thacher & Bartlett LLP
ROGER M. LAVAN, CFA                          425 Lexington Avenue
                                             New York, New York 10017
      Executive Vice President
                                       NEW YORK STOCK EXCHANGE SYMBOL
FRANCES M. GUGGINO
                                             SBG
      Controller

ROBERT I. FRENKEL

      Secretary and

      Chief Legal Officer

                                                   SALOMON BROTHERS
                                                   2008 WORLDWIDE DOLLAR
                                                   GOVERNMENT TERM TRUST INC.

                                                   SEMI-ANNUAL REPORT

                                                   January 31, 2004



                                                           [GRAPHIC]

                                                     [SALOMON BROTHERS ASSET
                                                     MANAGEMENT LOGO]
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10038
                                                                    SBGSEMI 1/04
                                                                         04-6263

ITEM 2.  CODE OF ETHICS.

         Not Applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the

         Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)      Not applicable.

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
Date:    April 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ R. Jay Gerken
         R. Jay Gerken
         Chief Executive Officer of
         SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
Date:    April 2, 2004

By:      /s/ ANDREW B. SHOUP
         ANDREW B. SHOUP
         Chief Administrative Officer of
         SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
Date:    April 2, 2004